UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 23, 2012 (January 19, 2012)

LONGHAI STEEL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52807	11-3699388
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

No. 1 Jingguang Road, Neiqiu County
Xingtai City, Hebei Province, 054000
People’s Republic of China
(Address of Principal Executive Offices)

+86 (319) 686-1111
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01   Changes in Registrant’s Certifying Accounts.

On January 19, 2012, the Audit Committee of Longhai Steel Inc. (the “Company”) dismissed MaloneBailey LLP (“MaloneBailey”) as its independent registered public accounting firm. The dismissal did not result from any dissatisfaction with the quality of professional services rendered by MaloneBailey.

The Company engaged MaloneBailey from March 26, 2010 through January 18, 2012 (the “Engagement Period”). MaloneBailey’s reports on our financial statements for the fiscal year ended December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the fiscal year ended December 31, 2010, and the subsequent interim period through January 18, 2012, the Company did not have any disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report as described in Item 304 (a)(1)(iv) of Regulation S-K. There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Engagement Period.

On January 19, 2012, the Company’s Audit Committee engaged Marcum Bernstein & Pinchuk LLP (“MBP”) as its new independent registered public accounting firm. Neither the Company, nor anyone on its behalf, consulted MBP during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of MBP regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

We furnished MaloneBailey with a copy of this disclosure on January 19, 2012, providing MaloneBailey with the opportunity to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from MaloneBailey, dated January 23, 2012 is filed as Exhibit 16 to this report.

A copy of the Company’s press release dated January 20, 2012 announcing the engagement of MBP is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from MaloneBailey regarding change in certifying accountant.
99.1	Press release dated January 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGHAI STEEL INC.

Date: January 23, 2012	/s/ Chaojun Wang
Mr. Chaojun Wang
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from MaloneBailey regarding change in certifying accountant.
99.1	Press release dated January 20, 2012.